UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 6, 2023

METROPOLITAN BANK HOLDING CORP.

(Exact name of registrant as specified in its charter)

New York	001-38282	13-4042724
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

99 Park Avenue, New York, New York		10016
(Address of principal executive offices)		(Zip Code)

(212) 659-0600

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	MCB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Chief Financial Officer and Principal Financial Officer

On November 6, 2023, the Board of Directors of Metropolitan Holding Corp. (the “Company”), the holding company for Metropolitan Commercial Bank (the “Bank”), appointed Mr. Daniel Dougherty, age 62, to the positions of Executive Vice President and Chief Financial Officer of the Company and the Board of Directors of the Bank appointed Mr. Dougherty to the positions of Executive Vice President and Chief Financial Officer of the Bank. As the Company’s Chief Financial Officer, he assumes the Company’s principal financial officer duties from the Company’s acting principal financial officer, G. David Bonnar, who will continue to serve as the Company’s Senior Vice President and Chief Accounting Officer.

Mr. Dougherty joined the Bank in 2022 as its Treasurer. Prior to joining the Bank, Mr. Dougherty served as Executive Vice President and Treasurer for six years at Investors Bank, a formerly publicly traded, full-service bank. Mr. Dougherty, a Chartered Financial Analyst, received his Bachelor of Arts in Economics from Stony Brook University and his Master of Business Administration from St. John’s University.

In connection with Mr. Dougherty’s promotion to Executive Vice President and Chief Financial Officer, his annual base salary increased to $400,000. No other changes were made to Mr. Dougherty’s current compensation arrangements, and the Company and Mr. Dougherty did not enter into an employment agreement.

There are no arrangements or understandings between Mr. Dougherty and any other person pursuant to which he was appointed, nor are there any family relationships between Mr. Dougherty and any director or executive officer of the Company. Mr. Dougherty has no direct or indirect interest in any transaction or proposed transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Appointment of Principal Accounting Officer

On November 6, 2023, the Board of Directors of the Company appointed Mr. G. David Bonnar, age 55, to the position of Principal Accounting Officer of the Company and the Board of Directors of the Bank appointed Mr. Bonnar to the position of Principal Accounting Officer of the Bank.

For additional information regarding Mr. Bonnar’s employment arrangement, biographical information, compensation and related-party transaction information, see Part II, “Item 5. Other Information – Authorization of Acting Principal Financial Officer” in the Company’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on November 3, 2023, which is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

A copy of the Company’s press release with respect to Mr. Dougherty’s appointment is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in this Current Report on Form 8-K, including in Exhibit 99.1 attached hereto, is “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. Such information shall not be incorporated by reference in another filing under the Exchange Act or the Securities Act of 1933, as amended, except to the extent such other filing specifically incorporates such information by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release dated November 6, 2023
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METROPOLITAN BANK HOLDING CORP.

Dated: November 9, 2023	By:	/s/ Mark R. DeFazio
Mark R. DeFazio
President and Chief Executive Officer